================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 10, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       000-50414               52-2208264
-------------------------------    -----------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

     20425 Seneca Meadows Parkway, Germantown, Maryland             20876
     --------------------------------------------------           ----------
          (Address of Principal Executive Offices)                (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

================================================================================

ITEM 2.02.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 10, 2005, Advancis Pharmaceutical Corporation issued a press release announcing its financial results for the three months and fiscal year ended December 31, 2004. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

      Exhibit      Description
      -------      --------------------------------------
      99.1         Press Release issued February 10, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCIS PHARMACEUTICAL CORPORATION

Date: February 10, 2005                     By: /s/ Steven A. Shallcross
                                                --------------------------------
                                                Steven A. Shallcross
                                                Senior Vice President and Chief
                                                Financial Officer